Exhibit 10.1

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1 (this “Extension”), dated as of June 30, 2003, under the 364-Day Credit Agreement, dated as of July 10, 2002, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto, Bank One, NA, as Syndication Agent, U.S. Bank, National Association, Wachovia Bank, National Association and Fleet National Bank, as Co-Documentation Agents, and The Bank of New York, as the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “364-Day Credit Agreement”).

RECITALS

I. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the 364-Day Credit Agreement.

II. The Borrower has requested to extend the Revolving Credit Commitment Expiration Date in accordance with Section 2.14 of the 364-Day Credit Agreement.

Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereto agree as follows:

1. The Revolving Credit Commitment Expiration Date is hereby extended to July 8, 2004.

2. In connection with this Extension only, the Lenders hereby waive the requirement contained in Section 2.14(a) of the 364-Day Credit Agreement that the consent of Lenders to the Extension be received on or before the 15th day prior to the existing Revolving Credit Commitment Expiration Date, provided that such consent is received prior to the existing Revolving Credit Commitment Expiration Date.

3. Section 11.21 of the 364-Day Credit Agreement is hereby amended by adding the following after the period at the end thereof:

Notwithstanding anything herein to the contrary, each Credit Party may disclose to any and all persons, without limitation of any kind, any information with respect to the U.S. federal income tax treatment and U.S. federal income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to such Credit Party relating to such tax treatment and tax structure.

4. Paragraphs 1, 2 and 3 hereof shall not be effective until such time as the following conditions are satisfied:

(a) on or before the existing Revolving Credit Commitment Expiration Date, the Administrative Agent shall have received this Extension duly executed

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

by (i) the Borrower, and (ii) Required Lenders having aggregate Revolving Credit Commitment Amounts equal to or greater than $66,500,000;

(b) the Borrower shall have paid to the Administrative Agent, for the account of each Lender, an extension consent fee in an amount not less than 0.02% of such Lender’s Revolving Credit Commitment Amount as in effect immediately after giving effect to this Extension;

(c) immediately before and after giving effect thereto, no Default shall exist; and

(d) the Administrative Agent shall have received such certificates, legal opinions and other documents as it shall reasonably request in connection herewith.

5. The Borrower (a) reaffirms and admits the validity and enforceability of each Loan Document and all of its obligations thereunder, (b) agrees and admits that it has no defense to or offset against any such obligation, and (c) represents and warrants that, as of the date of the execution and delivery hereof by the Borrower, no Default has occurred and is continuing.

6. In all other respects, the Loan Documents shall remain in full force and effect, and no waiver, consent, amendment or extension in respect of any term or condition of any Loan Document shall be deemed to be a waiver, consent, amendment or extension in respect of any other term or condition contained in any Loan Document.

7. This Extension may be executed in any number of counterparts all of which, when taken together, shall constitute one agreement. In making proof of this Extension, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

8. THIS EXTENSION IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

IN WITNESS WHEREOF, the parties hereto have caused this Extension No. 1 and Waiver to be duly executed and delivered by their proper and duly authorized persons as of the day and year first above written.

KOHL’S CORPORATION

By:	/s/ Arlene Meier
Name: Arlene Meier
Title: Chief Operating Officer

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

THE BANK OF NEW YORK, individually and as Administrative Agent

By:	/s/ William M. Barnum
Name: William M. Barnum
Title: Vice President
(212) 635-1019

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Caroline V Krider
Name: Caroline V Krider
Title: Vice President & Senior Lender

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

BANK ONE, NA (main office Chicago)

By:	/s/ Vincent R. Henchek
Name: Vincent R. Henchek
Title: Director

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Thomas M. Harper
Name: Thomas M. Harper
Title: Senior Vice President

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

FLEET NATIONAL BANK

By:	/s/ Alexis Griffin
Name: Alexis Griffin
Title: Vice President

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

MORGAN STANLEY BANK

By:	/s/ Michael Hart
Name: Michael Hart
Title: Vice President

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

BANK OF AMERICA, N.A.

By:	/s/ Temple H. Abney
Name: Temple H. Abney
Title: Vice President

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

COMERICA BANK

By:	/s/ James B. Haeffner
Name: James B. Haeffner
Title: First Vice President

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

FIFTH THIRD BANK

By:	/s/ Ann – Drea Burns
Name: Ann – Drea Burns
Title: Commercial Officer

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

M&I BANK

By:	/s/ James R. Miller
Name: James R. Miller
Title: Vice President

By:	/s/ Daniel A. Defnet
Name: Daniel A. Defnet
Title: Vice President

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

MERRILL LYNCH BANK USA

By:	/s/ David L. Millett
Name: David L. Millett
Title: Vice President

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Timothy P. Streb
Name: Timothy P. Streb
Title: Vice President

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Mark H. Halldorson
Name: Mark H. Halldorson
Title: Vice President

By:	/s/ Douglas A. Lindstrom
Name: Douglas A. Lindstrom
Title: Vice President Wells Fargo Bank, National Association

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

NATIONAL CITY BANK

By:	/s/ Brian T. Strayton
Name: Brian T. Strayton
Title: Vice President

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

THE NORTHERN TRUST COMPANY

By:	/s/ Edmund H. Lester
Name: Edmund H. Lester
Title: Vice President

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

THE HUNTINGTON NATIONAL BANK

By:	/s/ Pamela LeRose
Name: Pamela LeRose
Title: Vice President

KOHL’S CORPORATION

EXTENSION NO. 1, WAIVER NO. 1 AND AMENDMENT NO. 1

UMB BANK, N.A.

By:	/s/ Robert P. Elbert
Name: Robert P. Elbert
Title: Senior Vice President